Subsequent Events	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2023	Dec. 31, 2022	Sep. 30, 2022
Subsequent Events

Note 15 - Subsequent Events * Retrospectively restated for the effect of 30-for-1 reverse stock split.

On July 25, 2023, the Company entered into a definitive securities purchase agreement with several institutional and accredited investors, including existing significant investors of Theralink Technologies, Inc., its previously announced merger partner (OTC:THER) (“Theralink”), and Theralink’s Chairman, for the sale of its preferred stock and warrants. IMAC sold an aggregate of 2,500 shares of its Series A-1 Convertible Preferred Stock, stated value $1,000 per share, 1,800 shares of its Series A-2 Convertible Preferred Stock, stated value $1,000 per share, and Warrants to purchase up to 2,075,702 shares of its common stock for aggregate gross proceeds of $4.3 million before deducting placement agent fees and other offering expenses. The shares of A-1 Convertible Preferred Stock, shall bear a 12% dividend, and are initially convertible into an aggregate of 763,126 shares of common stock of the Company, and the shares of Series A-2 Convertible Preferred Stock are initially convertible into an aggregate of 549,451 shares of common stock of the Company, in each case, at a conversion price of $3.276 per share. The Warrants have an exercise price of $3.276 per share, are exercisable immediately, and will expire five years from the date of shareholder approval of this private placement. It is expected that approximately $3.0 million of the proceeds of the offering will be used to make a loan to Theralink for investment into sales and marketing efforts and general working capital purposes as the companies continue to take formal steps together in advancing their merger previously announced on May 23, 2023.

July 25, 2023, the Company also entered into a Registration Rights Agreement, pursuant to which it agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the shares of the Company’s common stock underlying the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Warrants no later than 45 days following the closing of the planned merger.

Effective on September 7, 2023, the Company implemented a 30-for-1 reverse stock split of the issued and outstanding shares of common stock. Under the reverse split, every thirty shares of outstanding shares issued and outstanding were automatically converted into one share of ordinary share, with a par value of $0.001 each. Except as otherwise indicated, all information in the condensed consolidated financial statements concerning share and per share data gives retroactive effect to the 30-for-1 reverse stock split.

Note 15 – Subsequent Events * Retrospectively restated for the effect of 30-for-1 reverse stock split.

The Company has evaluated subsequent events through March 31, 2023 and September 29, 2023, which are the dates these consolidated financial statements were available to be issued. Other than the items disclosed below, all subsequent events, requiring recognition as of December 31, 2022, have been incorporated into these consolidated financial statements.

Closure of Underperforming Locations

During January of 2023, the Company decided to close the operations at four underperforming clinic locations: Webster Groves, Lexington, Fort Pierce and Tampa.

Sale of Louisiana Orthopedic

On January 27, 2023, we executed an agreement to sell all assets of IMAC of Louisiana, PC and Louisiana Sports Rehab, LLC for a total of $1.05 million in cash. In addition, the deal included the assignment of the associated real estate lease to the purchaser. See table below for the preliminary determined impact of this transaction.

Sale of The BackSpace

On March 1, 2023, we executed an agreement to sale The BackSpace, LLC to Curis Express, LLC. This sale eliminated IMAC Holdings, Inc. retail chiropractic division. In addition, the deal included all associated real estate leases and the rights to certain future potential expansion locations. See table below for the preliminary determined impact of this transaction.

The following table presents the preliminary unaudited pro forma summary consolidated information of the Company as if the business transactions had occurred on December 31, 2022.

	12/31/2022 Results Presented in the 10-K	Impact From the Sale of Operations Associated with Louisiana Orthopedic on 01/27/2023 (Unaudited)	Impact from the Sale of The BackSpace Operations on 02/17/2023 Unaudited)	Resulting Impact of Subsequent Events on 12/31/2022 Results (Unaudited)
Assets:
Current Assets	$4,207,927	$(673,650)	$(55,478)	$3,478,799
Property and equipment, net	1,584,714	(111,688)	(631,281)	841,745
Other Assets	5,288,965	(634,887)	(932,504)	3,721,574
Total Assets	11,081,606	(1,420,225)	(1,619,263)	8,042,118

Liabilities and Stockholders equity:
Current Liabilities	3,713,832	(133,569)	(192,792)	3,387,471
Long-Term Liabilities	2,716,518	(447,318)	(679,621)	1,589,579
Total Liabilities	6,430,350	(580,887)	(872,413)	4,977,050

Accumulated deficit	$(46,519,740)	$(839,338)	$(746,850)	$(48,105,928)

Minimum Bid Price Requirement

The Company did not regain compliance with the Minimum Bid Price Requirement by March 20, 2023; however, on March 23, 2023, the Company received a letter from Nasdaq granting the Company’s request for a 180-day extension to regain compliance with the Minimum Bid Price Requirement (the “Extension Notice”). If at any time prior to September 18, 2023, the closing bid price of the Company’s common stock is at or above $1.00 for a minimum of 10 consecutive business days, Nasdaq will notify the Company that it is in compliance with the Minimum Bid Price Requirement and the matter will be closed.

Theralink Technologies Inc [Member]
Subsequent Events

NOTE 11 – SUBSEQUENT EVENTS

Chief Medical Officer Consulting Agreement

On July 14, 2023, the Company entered into a Chief Medical Officer Consulting Agreement with Dr. Michael Ruxin, the Company’s former Chief Executive Officer, to serve as the Company’s Chief Medical Officer. For compensation for services provided by Dr, Ruxin as a Chief Medical Officer Consultant (a) the Company shall pay Dr, Ruxin compensation equal to $10,000 per month, (b) the Company shall amend the Dr. Ruxin’s existing option award agreement so that upon a “Separation from Service” instead of having 3 months to exercise the options, Dr. Ruxin’s options shall be exercisable until their expiration date and (c) the Company shall issue Dr. Ruxin options to purchase shares of the Company’s common stock in accordance with the Company’s newly planned Equity Incentive Plan, according to the standard amounts awarded to Chief Medical Officers, as well as taking into consideration the past 5 years of service to the company as is planned for current employees, subject to Board approval. This Agreement commenced on July 14, 2023 and will continue for one year and will be brought to the Board of Directors annually for renewal approval based on prior year performance metrics and then for subsequent one-year periods if not terminated 60 days prior to renewal.

Note Payable

On July 28, 2023, the Company issued a Promissory Note Agreement with IMAC Holdings, Inc. (“IMAC”) for a principal amount of $439,590. The Company received proceeds of $439,590. The note bears an annual interest rate of 6%, matures on July 28, 2024 and can be prepaid in whole or in part without penalty.

The IMAC Convertible Secured Note

On August 16, 2023, the Company and IMAC entered into a Convertible Secured Promissory Note (the “IMAC Note”) pursuant to which IMAC has loaned to the Company $2,560,500. The proceeds of the IMAC Note will be used by the Company for working capital and general corporate purposes.

The IMAC Note will mature on August 16, 2024 and bears interest at 6% per annum payable quarterly, in cash, or, at the option of the holder, may accrue until conversion or maturity. The IMAC Note is convertible into shares of the Company’s common stock at any time after the issuance date at the conversion price equal to $0.00313 per share (the “Conversion Price”). All amounts outstanding under the IMAC Note subject shall automatically convert into shares of the Company’s common stock upon and immediately prior to the consummation of the Merger and shall be subject to the terms of the Merger Agreement. Upon maturity, in lieu of payment or as partial payment, the Company may elect to convert some or all of the outstanding amounts under the IMAC Note into shares of common stock at the Conversion Price.

Amended and Restated Security Agreement

Previously, on November 29, 2022, January 27, 2023 and April 11, 2023, the Company issued an aggregate of $17,961,798 of 10% Original Issue Discount Senior Secured Convertible Debentures that are secured by a first priority lien on all of the assets of the Company pursuant to that certain Security Agreement, dated November 29, 2022 (the “Original Security Agreement”) by and among the Company, the holders of the Debentures and the Collateral Agent. In connection with the issuance of the IMAC Note, the Company, Collateral Agent and the holders of a majority of the outstanding Debentures agreed to amend and restate the Original Security Agreement to include the IMAC Note, pursuant to the Amended and Restated Security Agreement dated as of August 16, 2023 by and between the Company, IMAC and the Collateral Agent.

NOTE 13 – SUBSEQUENT EVENTS

Private Placement Offering

On November 29, 2022, the Company consummated the initial closing (the “Initial Closing”) of a private placement offering (the “Offering”) pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated as of November 29, 2022 (the “Purchase Agreement”), by and among the Company, certain accredited investors (the “Purchasers”) and Cavalry Fund I Management LLC, a Delaware limited liability company, in its capacity as collateral agent (the “Collateral Agent”). At the Initial Closing, the Company sold the Purchasers (i) 10% Original Issue Discount Senior Secured Convertible Debentures (the “Debentures”) in an aggregate principal amount of $3,355,000 and (ii) warrants (the “Warrants” and together with the Debentures, the “Underlying Securities”) to purchase up to 958,571,426 shares of common stock of the Company (the “Common Stock”), subject to adjustments provided by the Warrants, which represents 100% warrant coverage. The Company received a total of $2,639,000 in net proceeds at the Initial Offering, net of the Original Issue Discount of $305,000, commissions of $305,000 and other offering costs of $106,000. The company also incurred offering costs of $27,270 which were reflected as deferred offering costs as of September 30, 2022. In November 2022, additional offering costs of $32,000 were incurred.

The Company may hold one or more subsequent closings at any time prior to December 31, 2022, unless otherwise extended, to sell additional Underlying Securities in an aggregate principal amount up to $6,600,000, which may be adjusted upward to mean an aggregate principal amount of $8,000,000 upon written consent of the Company and the Placement Agent (as defined below).

The Purchase Agreement contains customary representations, warranties, and covenants of the Company, including, among other things and subject to certain exceptions, covenants that restrict the ability of the Company without the prior written consent of the Debenture holders, to incur additional indebtedness, and repay outstanding indebtedness, create or permit liens on assets, redeem its Common Stock, settle outstanding litigation, or enter into transactions with affiliates.

In connection with the Initial Closing, the Company and Joseph Gunnar & Co. LLC, a U.S. registered broker-dealer (“Gunnar”), entered into a placement agency agreement (the “Placement Agency Agreement”), pursuant to which Gunnar agreed to act as the placement agent for the Offering (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Company agreed to (i) pay Gunnar a cash placement fee of 10% of the gross cash proceeds raised in the Offering, and (ii) issue to Gunnar warrants (the “PA Warrants”) on the terms identical to the Warrants sold in the Offering in an amount equal to 10% of the Underlying Securities sold to investors.

As a result of the foregoing, the Company paid Gunnar an aggregate commission of $305,000 in connection with the Initial Closing. The Company also paid $50,000 in fees to Gunnar’s legal counsel and paid Gunnar a financial advisory fee of $50,000. In addition, Gunner received 124,489,795 warrants.

Each investor in any subsequent closing will be required to represent that, at the time of the applicable closing, it is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”) and that there was no general solicitation or advertising in connection with the Offering.

Debentures

The Debentures mature on November 29, 2023, subject to a three-month extension at the sole discretion of the Company. The Debentures bear interest at 10% per annum payable upon conversion or maturity. The Debentures are convertible into shares of Common Stock at any time after the maturity date and prior to Mandatory Conversion (as defined below) at the conversion price equal to the lesser of: (i) $0.003 per share and (ii) 70% of the average of the VWAP (as defined in the Debentures) (or 50% of the average of such VWAP if an event of default has occurred and has not been cured) of the Common Stock during the ten Trading Day (as defined in the Debentures) period immediately prior to the applicable conversion date. The Debentures are subject to mandatory conversion (“Mandatory Conversion”) in the event the Company closes a registered public offering of its Common Stock and receives gross proceeds of not less than $5,000,000, with such offering resulting in the listing for trading of the Common Stock on a national exchange (“Qualified Offering”). The conversion price per share of Common Stock in the case of a Mandatory Conversion shall be the lesser of (i) $0.003 per share and (ii) 70% of the offering price per share in the Qualified Offering (the “Qualified Offering Price”). Alternatively, upon a Mandatory Conversion, the holders of the Debentures may elect to exchange their Debentures for newly issued convertible preferred securities at a price per share equal to the Qualified Offering Price or the five-day VWAP of the Common Stock prior to the date that is 181 days after the closing of the Qualified Offering.

Notwithstanding the preceding, holders of Debentures shall have the right to require satisfaction of up to 40% of all amounts outstanding under the Debentures, in cash, at the time of a Qualified Financing. The Debentures also contain certain price protection provisions providing for adjustment of the number of shares of Common Stock issuable upon conversion of the Debentures in case of certain future dilutive events or stock-splits and dividends.

THERALINK TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2022 AND 2021

Warrants

The Warrants are exercisable for five years and six months from the earlier of the maturity date of the Debentures and the closing of the Qualified Financing, at an exercise price equal to (i) in the event that a Qualified Offering is consummated prior to the exercise of the Warrant, the price per share at which the Qualified Offering is made (“Qualified Offering Price”), or (ii) in the event that no Qualified Offering has been consummated, the lower of: (A) $0.003 per share and (B) an amount equal to 70% of the average of the VWAP (or 50% of the average of the VWAP if an event of default has occurred and has not been cured) for the Common Stock over the ten Trading Days preceding the date of the delivery of the applicable exercise notice. If there is no effective registration statement covering the resale of the shares underlying the Warrants within 180 days following the closing of the Qualified Offering: (i) exercise may be via cashless exercise, and (ii) 5% additional Warrants will be issued by the Company to the holders for any portion of each month without such effective registration statement.

The Warrants contain certain price protection provisions providing for adjustment of the amount of securities issuable upon exercise of the Warrants in case of certain future dilutive events or stock-splits and dividends.

Security Agreement and Exchanges

The Company’s obligations under the Purchase Agreement, the Debentures and the Exchanged Debentures (defined below) are secured by a first priority lien on all of the assets of the Company pursuant to that certain Security Agreement, dated November 29, 2022 (the “Security Agreement”) by and among the Company, the Purchasers and the Collateral Agent. To incentivize the existing convertible noteholders and holders of convertible preferred stock to convert their Existing Securities (see Note 7 and Note 10), the Company issued a new convertible note for $200,000 to an existing investor for the settlement of claims in October 2022 and then increased the principal amount and accrued interest payable on convertible notes and the stated value and accrued dividends payable on convertible preferred stock by 15%. Accordingly, in connection with this Offering, holders of existing convertible notes and the related accrued interest payable aggregating $7,119,125 was increased to $8,186,994 and a portion of shares of a convertible Series C-1, and all shares of Series C-2 Series E and Series F preferred stock of the Company with an aggregate stated value and accrued dividends payable of $8,068,915 was decreased to $5,425,911, and the holder of the convertible notes and preferred stockholders (the “Existing Securities”) agreed pursuant to an agreement with the Company to convert the Existing Securities into an aggregate of approximately $13.6 million of debentures (“Exchanged Debentures”) and warrants (representing 100% coverage of their original investment amount). Such Exchanged Debentures have the same terms as the Debentures described above, except that the holders are only entitled to repayment in cash of up to 10% of their outstanding amounts upon a Qualified Financing. Upon the closing of the Offering, only 141.5033 C-1 convertible preferred shares remained outstanding. All the other convertible preferred shares were converted into convertible debentures during the Offering.

In connection with the issuance of the Underlying Securities discussed above, the Company determined that the terms of the Debentures and Warrants contain an embedded conversion option to be accounted for as derivative liabilities due to the holder having the potential to gain value upon conversion and provisions which includes events not within the control of the Company. In accordance with ASC 815-40 -Derivatives and Hedging - Contracts in an Entity’s Own Stock, the embedded conversion option contained in the Debentures and the Warrants shall be accounted for as derivative liabilities at the date of issuance and shall be adjusted to fair value through earnings at each reporting date. The fair value of the embedded conversion options will be determined using the Binomial Lattice valuation model. At the end of each period and on Debenture conversion date or repayment, the Company revalues the derivative liabilities resulting from the embedded option.

Employment Agreement

On December 5, 2022, the Company appointed Faith Zaslavsky, age 48, as President and Chief Operating Officer of the Company, effective December 5, 2022 (the “Effective Date”). In connection with her appointment, on December 5, 2022, the Company and Ms. Zaslavsky entered into an offer letter (the “Offer Letter”) which provides that Ms. Zaslavsky’s base salary will be $400,000 per year, and that beginning in calendar year 2023 she will be eligible to receive an annual incentive cash bonus of up to 35% of base salary at the discretion of the Board for the achievement of certain milestones to be agreed upon by Ms. Zaslavsky and the Company within 90 days of the Effective Date. Upon the Company’s creation of a new equity incentive plan or an increase in the number of shares available under the Company’s existing equity incentive plan, Ms. Zaslavsky will be granted 150,000,000 employee stock options vesting at 20% annually, beginning on the Effective Date. The employee stock options will have a strike price equal to the closing price of the Company’s common stock on the day that the Board approves Ms. Zaslavsky’s stock option package. Ms. Zaslavsky is eligible to participate in the benefit plans and programs generally available to the Company’s employees. Ms. Zaslavsky will also be entitled to reimbursement of reasonable business expenses incurred or paid by her in the performance of her duties and responsibilities for the Company, subject to any restrictions set by the Company from time to time and to such reasonable substantiation and documentation as may be specified by the Company from time to time. Ms. Zaslavsky’s employment with the Company is “at-will”, and either party can terminate the employment relationship at any time, for or without cause, with or without notice. The Offer Letter also contains standard restrictive covenants prohibiting Ms. Zaslavsky from engaging in competition with the Company within the United States during her employment and for a period of 24 months following the termination of her employment with the Company.

CFO Bonus Compensation Plan

On December 6, 2022, the Board approved a bonus compensation plan pursuant to which Thomas E. Chilcott, III, the Company’s Chief Financial Officer, will be eligible for: (i) a $150,000 bonus payable upon the successful filing of the Company’s report on Form 10-K for the annual period ended September 30, 2022 (the “Annual Report”) on or before December 29, 2022; or (ii) a $100,000 bonus payable upon the successful filing of the Company’s Annual Report on or before January 13, 2023 (collectively, the “Bonus”).